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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                         ------------------------------


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2002
                                                          --------------


                             PARADIGM GENETICS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)



     Delaware                   0-30365                   56-2047837
     --------                   -------                   ----------
  (State or other             (Commission                (IRS Employer
  jurisdiction of            File Number)             Identification No.)
  incorporation)


   108 Alexander Drive, Research Triangle Park, North Carolina        27709
   -----------------------------------------------------------        -----
            (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (919) 425-3000
                                                           --------------




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Item 5.   Other Events.
------    ------------

     On April 16, 2002, the Registrant publicly disseminated a press release. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Paradigm Genetics, Inc.
                                          (Registrant)

Date: April 22, 2002                      /s/ Ian A.W. Howes
                                          -----------------------------------
                                          Ian A. W. Howes
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit                                                    Sequential
Number      Description                                    Page Number

99.1        The Registrant's Press Release                      5
            dated April 16, 2002



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